UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2010

ARCTIC CAT INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-18607	41-1443470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota	56701
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code:  (218) 681-8558

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2010, the registrant issued a press release regarding its results of operations for the third quarter ended December 31, 2009.  The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item. 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1  Press release issued on January 27, 2010, regarding the registrant’s results of operations for the third quarter ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.
(Registrant)

Date: January 27, 2010	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press release issued on January 27, 2010, regarding the registrant’s results of operations for the third quarter ended December 31, 2009.